As filed with the Securities and Exchange Commission on February 8, 2005

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

(Name of Registrant as Specified In Its Charter)

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SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

Your Vote is Important

Dear Shareholder:

The Board of Directors (the “Board”) of Smith Barney Managed Governments Fund Inc. (the “Fund”) is asking you to consider and approve a proposal to change the investment objective of the Fund. The Fund’s current investment objective is high current income consistent with liquidity and safety of capital. The proposed new investment objective is maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. If the proposal is approved, the Fund will invest at least 80% of its net assets in a portfolio of investment grade fixed income securities of U.S. issuers, and will invest up to 20% of its net assets in securities rated below investment grade and in debt securities issued by foreign corporations and non-U.S. governments, their agencies or instrumentalities, of which the Fund will be able to invest up to 10% of its assets in emerging market debt. If the proposal is approved, the Fund’s name will be changed to “Smith Barney Core Plus Bond Fund Inc.” The Fund’s current portfolio managers, David A. Torchia and Roger Lavan, will continue to manage the Fund.

In connection with your consideration of the new investment objective, the Board is also asking you to consider and approve a new Subadvisory Agreement between Smith Barney Fund Management LLC (“SBFM”), the Fund’s manager, and Citigroup Asset Management Limited (“CAM Limited”) under which CAM Limited will serve as sub-adviser to the Fund for the Fund’s currency transactions and investments in non-U.S. dollar denominated debt securities of non-U.S. issuers.

We are pleased to invite you to attend a special meeting of shareholders to consider the approval of the proposals to change the Fund’s investment objective and to approve a new sub-adviser for the Fund.

THE BOARD BELIEVES THAT THE PROPOSALS ARE IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSALS.

Detailed information about the proposals may be found in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund at the close of business on January 14, 2005. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage-paid envelope. We also encourage you to vote by touch-tone telephone, by facsimile or through the Internet. To vote by touch-tone telephone, call the toll-free number that appears on your proxy card or, if no toll-free number appears on your proxy card you may call PFPC Inc., the Fund’s proxy solicitor, at 1-877-456-6399 between the hours of 8:00 a.m. and 8:00 p.m. (Eastern time).

Voting by touch-tone telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the Internet, it will use reasonable procedures designed to (i) authenticate shareholders’ identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

Whichever voting method you use, please read the full text of the proxy statement before you vote.

If you have any questions regarding the proposal, please feel free to call PFPC Inc., the Fund’s proxy solicitor, at 1-877-456-6399 or your Smith Barney Financial Consultant or Service Agent.

IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Respectfully,

R. Jay Gerken

Chairman, President and Chief Executive Officer

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February 8, 2005

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

Important News for Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal on which you are being asked to vote.

Q & A: QUESTIONS AND ANSWERS

Q:    WHY AM I RECEIVING THIS PROXY STATEMENT?

A:    The purpose of the Proxy Statement is twofold: (1) to seek shareholder approval of a proposal to change the Fund’s investment objective and (2) to seek shareholder approval of a new sub-adviser for the Fund. The Fund’s current investment objective is high current income consistent with liquidity and safety of capital. The proposed new investment objective is maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. Citigroup Asset Management Limited (“CAM Limited”), the new sub-adviser, will manage the Fund’s investments in non-U.S. dollar denominated debt securities of non-U.S. issuers under its proposed new investment objective. Shareholder approval is required to change the Fund’s investment objective and to approve the new sub-adviser.

Q:    HOW WILL THESE PROPOSALS AFFECT THE WAY THE FUND IS MANAGED?

A:    If the proposals are approved, the Fund will no longer invest at least 80% of its assets in U.S. government securities, primarily mortgage-backed securities of U.S. government issuers. Instead, it will invest at least 80% of its net assets in investment grade fixed income securities of U.S. issuers, including corporate securities and mortgage-backed securities of private issuers as well as government securities, and maintain an average portfolio duration of three years to six years. The Fund will also be able to invest up to 20% of its net assets in high yield, high risk bonds (commonly known as “junk bonds”) and in U.S. dollar denominated and non-U.S. dollar denominated fixed income securities issued by foreign corporations and non-U.S. governments, their agencies or instrumentalities, with no more than 10% of the Fund’s net assets in emerging market debt securities. In addition, CAM Limited will manage the Fund’s investments in non-U.S. dollar denominated debt securities of non-U.S. issuers and effect the Fund’s currency transactions.

Q:    WHAT SHOULD I DO IF I WANT TO REMAIN INVESTED IN A U.S. GOVERNMENT SECURITIES FUND?

A:    Shareholders who wish to remain invested in a fund that invests primarily in U.S. government securities may want to consider an exchange at no sales load into another Smith Barney mutual fund that follows such a strategy, such as Smith Barney Government Securities Fund, which invests in U.S. government securities, or Smith Barney U.S. Government Securities Fund, which also invests in U.S. government securities, but which like this Fund invests primarily in mortgage-related securities of governmental issuers. Shareholders are urged to consult their Smith Barney Financial Consultant or Service Agent for more information about alternatives. An exchange into another fund would be a taxable event for shareholders who do not hold Fund shares in a tax-advantaged account.

Q:    WHAT ARE THE BENEFITS OF THE PROPOSED CHANGES?

A:    The Fund’s manager recommended, and the Board approved, the proposed change in the Fund’s investment objective in order to provide shareholders with the potential for higher total returns and higher yields than the Fund provides under its current investment objective. In order that the future growth of the Fund will be consistent with the interests of existing shareholders, the Board and the manager have agreed upon a change in the breakpoints at which the Fund’s management fees are reduced from $1 billion to $500 million. Shareholders are not being asked to approve the reduction in the Fund’s investment advisory and administration fees because a reduction in the management fees can be adopted without shareholder approval.

The Board took note of the fact that the manager offers other government securities funds and considered that these funds had better performance and lower expense ratios than the Fund. The Board considered that over time the Fund’s assets have been declining, and the manager’s belief that under current and foreseeable market conditions the Fund’s assets would continue to decline if it maintained its current investment objective and policies. The Board reviewed information presented by the manager regarding the performance of institutional accounts managed by David A. Torchia, one of the Fund’s portfolio managers, that follow the investment policies proposed for the Fund under the proposed investment objective, and noted that these accounts have outperformed their benchmark index and the fund since inception. The Board acknowledged the increased risks inherent in the Fund’s proposed investment policies. The Board reviewed the anticipated changes to the Fund’s investments if the new investment policies are implemented and took note of the manager’s statement that the portfolio restructuring would not be likely to have an adverse tax impact on the Fund’s shareholders, due to the significant amount of capital loss carry-forwards that are available to offset any gains realized on the sale of portfolio securities.

The Fund’s manager also recommended, and the Board approved, the proposed Subadvisory Agreement between the manager and CAM Limited under which CAM Limited would manage the Fund’s investments in non-U.S. dollar denominated debt securities of non-U.S. issuers and effect currency transactions for

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the Fund, in light of the services and expertise to be provided by CAM Limited to the Fund and the fact that the manager, not the Fund, will pay CAM Limited for its services.

Q:    HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A:    AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS TO CHANGE THE FUND’S INVESTMENT OBJECTIVE AND TO APPROVE THE NEW SUBADVISORY AGREEMENT BETWEEN THE FUND’S MANAGER AND CAM LIMITED WITH RESPECT TO THE FUND.

Q:    WHO DO I CALL FOR MORE INFORMATION?

A:    Please call PFPC Inc., the Fund’s proxy solicitor, at 1-877-456-6399 or your Smith Barney Financial Consultant or Service Agent.

Q:    HOW CAN I VOTE MY SHARES?

A:    Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;

•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to PFPC Inc., the Fund’s proxy solicitor, at 1-877-456-6399;

•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site;

•	By facsimile, by sending your signed proxy card to the toll-free fax number that appears on your proxy card; or

•	In person at the special meeting.

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SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

125 Broad Street

New York, New York 10004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 11, 2005

To the Shareholders of Smith Barney Managed Governments Fund Inc.:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Smith Barney Managed Governments Fund Inc. (the “Fund”) will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York 10022 on March 11, 2005, at 10:00 a.m., local time, for the following purposes:

(1)(a)	To approve a change in the Fund’s investment objective;

(1)(b)	To approve the Subadvisory Agreement between Smith Barney Fund Management LLC and Citigroup Asset Management Limited with respect to the Fund; and

(2)	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

These proposals are discussed in greater detail in the attached proxy statement.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the proposals. The appointed proxies will vote, in their discretion, on any other business as may properly come before the Special Meeting or any adjournments thereof.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSALS.

Holders of record shares of the Fund at the close of business on January 14, 2005 are entitled to vote at the Special Meeting and at any adjournment(s) thereof. As a convenience to shareholders, you can vote in any of five ways:

•	By mail, with the enclosed proxy card(s);

•	By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to PFPC Inc., the Fund’s proxy solicitor, at 1-877-456-6399;

•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site;

•	By facsimile, by sending your signed proxy card to the toll-free fax number that appears on your proxy card; or

•	In person at the Special Meeting.

If you have any questions regarding the proposal, please feel free to call PFPC Inc. at 1-877-456-6399 or your Smith Barney Financial Consultant or Service Agent.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

February 8, 2005

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD (UNLESS YOU ARE VOTING BY TOUCH-TONE TELEPHONE OR FAX OR THROUGH THE INTERNET) AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

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Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp	ABC Corp.
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Director

Fund Accounts
(1)	ABC Fund	Jane B. Doe, Director
(2)	Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe, Director

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith Jr., Executor

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

125 Broad Street

New York, New York 10004

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 11, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Smith Barney Managed Governments Fund Inc. (the “Fund”) for use at the Special Meeting of Shareholders to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York 10022 on March 11, 2005 at 10:00 a.m., local time, and at any and all adjournments thereof (the “Special Meeting” or the “Meeting”).

The Board is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting, at which shareholders will be asked to consider and approve the proposals described below. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about February 11, 2005 or as soon as practicable thereafter.

The close of business on January 14, 2005 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The proposals to be considered at the meeting are a proposed change in the Fund’s investment objective and a proposed Subadvisory Agreement with respect to the Fund, both of which can be approved only by shareholder vote. As discussed in further detail below, the Board has approved, and recommends for approval by shareholders of the Fund, a proposal to change the Fund’s investment objective from the current objective of “high current income consistent with liquidity and safety of capital” to the proposed objective of “maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.” If shareholders approve this proposal, the Fund’s primary investments will be changed to investment grade fixed income securities of U.S. issuers, including corporate, mortgage-backed and government securities. The Fund will also invest to a limited extent in high yield, high risk fixed income securities (commonly known as “junk bonds”) and in U.S. dollar and non-U.S. dollar debt securities issued by foreign corporations and non-U.S. governments, their agencies or instrumentalities, including emerging market debt. The Fund will maintain an average portfolio duration of three years to six years. The Fund’s name would be changed to “Smith Barney Core Plus Bond Fund Inc.” and its performance benchmark would be changed to the Lehman Brothers Aggregate Bond Index. The Board has also approved a change to the Fund’s total management fees to provide for a reduction in the fees at higher asset levels.

In connection with the proposed change in the Fund’s investment objective, the Board has approved, and recommends for approval by shareholders of the Fund, a proposed Subadvisory Agreement (the “Proposed Subadvisory Agreement”) between Smith Barney Fund Management LLC (“SBFM” or the “manager”) and Citigroup Asset Management Limited (“CAM Limited”), which like SBFM is an indirect, wholly owned subsidiary of Citigroup Inc. (“Citigroup”). If the proposed change in the Fund’s investment objective and the Proposed Subadvisory Agreement are approved by the Fund’s shareholders at the Meeting, CAM Limited will manage the Fund’s assets invested in non-U.S. dollar denominated debt securities of non-U.S. issuers and effect currency transactions for the Fund.

Fund shareholders are being asked to vote on the change in the Fund’s investment objective separately from the vote on the Proposed Subadvisory Agreement. Shareholders should be aware, however, that the manager will implement the changes in the Fund’s investment policies described in this Proxy Statement only if both Proposals 1(a) and 1(b) are approved by shareholders. If one but not both of the Proposals is approved by shareholders, the manager will continue to manage the Fund according to its current investment objective and policies, but will consider other possible courses of action in the near term, including liquidating the Fund.

Fund shareholders who want to continue to invest in a mutual fund that invests primarily in U.S. government securities will be able to exchange their shares of the Fund at no sales load into another Smith Barney mutual fund that follows that investment strategy. Such an exchange will be a taxable event, however, for shareholders who do not hold Fund shares in a tax-advantaged account.

The cost of soliciting proxies and the expenses incurred in preparing this Proxy Statement and its enclosure will be borne by SBFM or one of its affiliates. Solicitation costs are expected to be approximately $38,400. In addition, the manager will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers and regular employees of the manager, Citigroup Global Markets Inc. (“CGM”), an affiliate of the manager, or PFPC Inc., which has been engaged by the manager to assist in the proxy solicitation and tabulation of votes.

The Fund currently issues four classes of shares of common stock, par value $0.001 per share (“Shares”), Class A, Class B, Class C and Class Y. For purposes of the matters to be considered at the Meeting, all Shares will be voted as a single class. As of the Record Date, the Fund had 27,984,334.073 Shares of common stock outstanding. Each Share is entitled to one vote, and any fractional Share is entitled to a fractional vote.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the proposals. The presence in person or by proxy of stockholders of the Fund entitled to cast at least a majority of the votes entitled to be cast at the Meeting shall constitute a quorum at the Special Meeting. Abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting. Approval of Proposal (1)(a) and Proposal (1)(b) each requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. For purposes of the vote on the proposals, abstentions and broker non-votes will have the effect of votes against the proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address or by submitting a later-dated proxy to the Fund by mail at the above address or by telephone or through the Internet prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote against any such adjournment those proxies to be voted against that proposal.

As of the Record Date, to the knowledge of the Fund, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) owned of record or beneficially 5% or more of any Class of the outstanding Shares of the Fund except as noted in the following table:

Title of Class	Name and Address of Owner	Number of Shares Held	Percent of Class
Class Y	Smith Barney Concert Series SB Allocation Balanced State Street Bank: James Casey Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-1008	2,883,248.079 Shares	31.63%

Class Y	Smith Barney Concert Series Select Balanced State Street Bank: James Casey Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-1008	2,071,129.757 Shares	22.72%

Class Y	Smith Barney Illinois College Pro Fixed Inc State Street Bank: James Casey Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-1008	1,878,672.188 Shares	20.61%

Class Y	Smith Barney Concert Series SB Allocation Conservative State Street Bank: James Casey Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-1008	1,394,025.950 Shares	15.29%

Class Y	Smith Barney Concert Series SB Allocation Income State Street Bank: James Casey Two World Financial Center 225 Liberty Street, 24th Floor New York, NY 10281-1008	826,817.841 Shares	9.07%

As of the Record Date, the officers and Directors of the Fund as a group owned less than 1% of the Fund’s outstanding Shares.

Shareholders may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card; (3) by touch-tone telephone: dial the toll-free number listed on the proxy card; you will need the control number located on the proxy card; (4) by facsimile: send your signed proxy card to the toll-free fax number listed on the proxy card; or (5) in person at the Special Meeting.

If the Fund records votes by touch-tone telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted as described above.

The principal executive office of the Fund is located at 125 Broad Street, New York, NY 10004. The manager and CAM Limited are part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup. The manager’s address is 399 Park Avenue, New York, New York 10022. CAM Limited’s address is Citigroup Centre, Canada Square, London E14 5LB, United Kingdom. The manager selects the Fund’s investments and oversees its operations. The manager, CAM Limited and CGM are subsidiaries of Citigroup.

The Fund provides annual and semiannual reports to its shareholders that provide additional information about the Fund’s investments and discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may receive an additional copy of the most recent annual report of the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at (800) 451-2010 or by writing to the Fund at Smith Barney Managed Governments Fund Inc., 125 Broad Street, New York, New York 10004.

PROPOSAL 1(a)

CHANGE IN INVESTMENT OBJECTIVE

The Board has approved, and recommends that shareholders of the Fund approve, a proposal to change the Fund’s investment objective to “maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.” The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board approved this proposal at a meeting held on January 14, 2005. This proposal was considered at a special meeting of shareholders held on August 16, 2004. While a majority of the Fund’s shares present at the meeting voted in favor of the proposal, it was not approved by the holders of a majority of the outstanding voting securities of the

Fund, as defined in the 1940 Act. For the reasons described below, the Board continues to believe that the proposed change is in the best interests of shareholders and recommends that shareholders approve the proposal.

Discussion

Existing Investment Objective and Policies. The Fund’s current investment objective is “high current income consistent with liquidity and safety of capital.” To achieve this objective, the Fund currently invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or other investments with similar investment characteristics. The Fund invests primarily in mortgage-backed securities issued or guaranteed by U.S. government agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage-backed securities represent the right to receive payments of principal and/or interest on a pool of mortgages. The Fund may hold any type of money market securities or cash for temporary defensive purposes.

The Fund may, but need not, use derivative contracts, such as options on U.S. government securities, interest rate futures and options on interest rate futures, to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities, or as a cash flow management technique. The Fund may invest up to 30% of its assets in mortgage dollar roll transactions, which are transactions in which the Fund sells a mortgage-backed security and simultaneously agrees to repurchase, at a future date, another mortgage-backed security with the same interest rate and maturity date, but backed by a different pool of mortgages. The Fund may also invest up to 33% of its assets in reverse repurchase agreements, which are transactions in which the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and an agreement to repurchase the security at an agreed-upon price and time. The Fund may engage in active and frequent trading, resulting in high portfolio turnover and the realization and distribution of higher capital gains and higher transaction costs.

Proposed New Investment Objective and Policies. If shareholders approve the new investment objective, the Fund will change its investment policies so that at least 80% of its net assets, plus any borrowings for investment purposes, will be invested in investment grade fixed income securities of U.S. issuers or other investments with similar economic characteristics, including corporate, mortgage-backed and government securities. Investment grade securities are those fixed income securities rated in the top four rating categories by a nationally recognized statistical rating organization (a “NRSRO”), such as the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors

Service, Inc. (“Moody’s”), or, if unrated, determined by the manager to be of comparable quality. Moody’s considers securities rated Baa to have some speculative characteristics. The Fund will maintain an average portfolio duration of three years to six years.

The Fund will also be permitted to invest up to 20% of its net assets in high yield, high risk securities rated below investment grade (commonly known as “junk bonds”) or, if unrated, determined by the manager to be of comparable quality, and in fixed income securities denominated in the U.S. dollar and in currencies other than the U.S. dollar that are issued by foreign corporations and non-U.S. governments, their agencies or instrumentalities, of which no more than 10% of the Fund’s assets could be invested in fixed income securities of emerging market issuers. Securities rated below investment grade are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund will be exposed to the risks of investment in foreign securities, as discussed in greater detail below. Investment in emerging market debt securities presents risks of greater volatility of return and higher risk of default.

The Fund will be permitted, but not obligated, to use derivative contracts, such as options on securities, securities indices or currencies; interest rate, securities index or currency futures; options on these futures; forward currency contracts; and interest rate, credit default or currency swaps, to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities, or as a cash flow management technique.

The mix of corporate, mortgage-backed and government securities in the Fund’s portfolio will be determined by the portfolio managers based on market conditions; there are no limits on the percentage of the Fund’s assets that may be invested in any one of those asset classes.

If shareholders approve this proposal and Proposal 1(b), it is anticipated that the new investment objective and policies for the Fund will become effective on or about March 18, 2005. While it is expected that the portfolio managers will sell approximately 60% of the Fund’s current portfolio securities to effect the new investment policies, it is not anticipated that such sales will lead to capital gain distributions to the Fund’s shareholders as a result of the substantial amount of capital loss carry-forwards that are available to offset such gains.

The change in the Fund’s investment objective from a principal focus on income to a focus on total return is intended to reflect the Fund’s ability to invest in a wider variety of fixed income securities that present different and higher risks, as well as the potential for higher total return, than a portfolio of U.S. government securities. See “Risk Factors” below. There is no assurance that the Fund will achieve its investment objective.

Factors Considered by the Board. The manager recommended, and the Board approved, the proposed change in the Fund’s investment objective and investment policies in order to provide shareholders with the potential for higher total returns and higher yields than the Fund currently provides. The Board considered the fact that the Smith Barney fund family includes two other mutual funds that invest primarily in U.S. government securities and reviewed information regarding the performance and expense ratio of each such other fund in comparison to the Fund. The Board noted that these two funds had better long-term performance records and higher yields than the Fund, along with lower expense ratios. The Board considered that over time the Fund’s assets have declined, and the manager’s belief that under current and foreseeable market conditions the Fund’s assets would continue to decline over time if it continued to invest principally in U.S. government securities. The Board further considered that the Fund’s current co-portfolio manager, David A. Torchia, has managed institutional accounts following the same investment policies that the Fund would adopt under the proposed new investment objective, and noted that these accounts had performance superior to the Fund and the Lehman Brothers Aggregate Bond Index since their inception in July of 2000.

The Board took note of the manager’s proposal to add breakpoints at a lower asset level than under the Fund’s current management fee schedule that would permit Fund shareholders to benefit if the proposed investment objective and policies are successful in increasing the Fund’s assets (see “Discussion—Proposed Breakpoint in Management Fees” below). The Board further considered that the costs of obtaining shareholder approval for the changes in the Fund’s investment objective, including the costs of preparing, printing and mailing this Proxy Statement and reasonable expenses of outside counsel, would be assumed by SBFM or one of its affiliates.

The Board reviewed information presented by the manager regarding the anticipated changes to the Fund’s portfolio as a result of the new investment policies and took note of the manager’s statement that the portfolio restructuring would not be likely to have an adverse tax impact on the Fund’s shareholders, due to the significant amount of capital loss carry-forwards that are available to offset any gains realized as a result of sales of portfolio securities. Finally, the Board acknowledged the increased risks inherent in the Fund’s new investment policies. See “Risk Factors” below.

The Board approved the proposed change in the Fund’s investment objective and recommends that shareholders approve the proposal, because the proposed investment objective and policies have the potential to provide the Fund’s shareholders with higher total returns and higher yields than the Fund currently provides. While acknowledging that past performance is no guarantee of future performance, the Board took note of the fact that institutional accounts managed according to the investment policies and strategies that are proposed for the Fund have outperformed their benchmark index since inception. The Board further concluded that the change in the management fee schedule would permit Fund shareholders to benefit from a potential reduction in expenses if the new investment objective and policies prove successful in increasing the Fund’s assets.

The Board took note of the fact that the Smith Barney fund complex offers other U.S. government securities funds that have better long-term performance records and lower expenses than the Fund, and concluded that there were attractive alternatives available to Fund shareholders who wanted to continue to invest primarily in U.S. government securities. Finally, the Board concluded that the changes to the Fund’s portfolio that will result if shareholders approve the new investment objective should not have an adverse tax impact on shareholders, because the Fund has enough capital loss carry-forwards available to offset any gains realized on the sale of portfolio securities. Thus, the implementation of the new investment objective is unlikely to generate capital gains that are taxable to shareholders.

On the basis of the foregoing, the Board of Directors, including those Directors who are not “interested persons” of the manager (the “Independent Directors”), unanimously approved the proposed changes to the Fund’s investment objective and policies and the Fund’s name and performance benchmark. The Independent Directors were advised by independent legal counsel throughout this process.

Proposed Breakpoint in Management Fees. The Fund currently pays management fees at the annual rate of 0.65% of its average daily net assets up to $1 billion, calculated daily and payable monthly, consisting of an advisory fee of 0.45% of average daily net assets and an administration fee of 0.20% of the Fund’s average daily net assets and declining to 0.60% of assets in excess of $1 billion, consisting of an advisory fee of 0.415% and an administration fee of 0.185%. In connection with the proposed changes in the Fund’s investment objective and policies, the manager advised the Board that it would amend the Fund’s management fee schedule to provide that the Fund would pay an aggregate annual fee for advisory and administration services of 0.65% of the Fund’s average daily net assets up to $500 million, consisting of an advisory fee of 0.45% and an administration fee of 0.20%, and declining to a fee of 0.60% of the Fund’s average daily net assets in excess of $500 million, calculated daily and payable monthly, consisting of a 0.42% advisory fee and a 0.18% administration fee. As of January 24, 2005 the Fund had net assets of $355 million, so the Fund’s assets would have to grow by $145 million before the new breakpoint would become effective. The change in the management fee schedule would permit Fund shareholders to benefit sooner from potentially reduced expenses if the new investment objective and policies are successful in increasing the Fund’s assets.

Additional Changes as a Result of the Proposal. If shareholders approve the Proposals, the Fund’s name will be changed to Smith Barney Core Plus Bond Fund Inc. and the Fund’s benchmark will be changed from the Lehman Brothers Government Bond Index to the Lehman Brothers Aggregate Bond Index, which is considered a more appropriate index in light of the anticipated composition of the Fund’s portfolio of securities. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody’s, S&P or Fitch Ratings.

Risk Factors

Shareholders of the Fund should be aware that the proposed changes in the Fund’s investment objective and policies would mean that the Fund would be subject to different and greater risks than under its current objective and policies. Since the Fund currently invests principally in mortgage-backed U.S. government securities, the Fund’s principal risks are the following:

•	the risk that U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government will be unable to make payments of principal and/or interest on their obligations;

•	the risk that the value of the Fund’s fixed income securities will decline if interest rates increase;

•	the risk that as rates decline, the issuers of mortgage-backed securities pay principal earlier than scheduled, forcing the Fund to reinvest the proceeds in lower yielding securities; and

•	the risk that as rates increase, the issuers of mortgage-backed securities pay principal on a slower schedule than anticipated, thereby locking in below-market rates and reducing the securities’ value.

Under the Fund’s proposed investment objective, the Fund would continue to be subject to these risks, but its exposure to credit risk would be increased. The Fund would be able to invest in corporate debt, which presents higher credit risks than government securities, and to a limited extent in “junk bonds” and emerging market debt, which are considered to be speculative and have a higher risk of default than investment grade securities.

The Fund’s proposed investment objective and policies would also expose it to the risks of investment in foreign securities, which include:

•	the risk that fluctuations in the value of foreign currencies against the U.S. dollar may erase investment gains or add to investment losses;

•	the risk that less information is available about foreign issuers than about domestic issuers because of less rigorous accounting and regulatory standards in foreign countries than in the U.S.;

•	the risks of political and economic instability and adverse changes to U.S. or foreign tax or currency laws; and

•	the risk that foreign securities may be less liquid than U.S. securities.

Foreign securities also present valuation risks. They may trade on days when U.S. markets are closed and the value of those securities could change on days when Fund shareholders could not purchase or redeem Shares. The Fund would use the last market price or quotation on the market where the security is principally traded to value the security and perform its currency conversions at the close of the London Stock Exchange. However, there may be times when the value of a foreign security or currency is believed to have been materially affected by events occurring after the close of the foreign market or the London Stock Exchange. In such event, the security or its currency conversion would be valued at its “fair value” as determined in good faith by the Fund’s Board of Directors, generally upon recommendations provided by the manager. If the Fund used fair value to value a security, its price for the security could be higher or lower than that of another fund that used market quotations or its own fair value methodology to price the security.

Under the proposed investment objective, the Fund will remain subject to the risk that the manager’s judgments about interest rates or the attractiveness, value or income or growth potential of a particular security will prove to be incorrect.

Portfolio Managers

David A. Torchia and Roger Lavan will continue to serve as the Fund’s portfolio managers if the Proposals are approved by shareholders.

Required Vote

As noted above, approval of Proposal 1(a) requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE CHANGE IN INVESTMENT OBJECTIVE.

PROPOSAL 1(b)

APPROVAL OF PROPOSED SUBADVISORY AGREEMENT

In connection with the proposed change to the Fund’s investment objective, as described above, the Board has approved, and recommends that the Fund’s shareholders approve, the Proposed Subadvisory Agreement between SBFM and

CAM Limited, the form of which is attached to this Proxy Statement as Appendix A. The Proposed Subadvisory Agreement was unanimously approved by the Fund’s Board of Directors, including the Independent Directors, at their meeting held on January 14, 2005.

At the meeting, SBFM, as the Fund’s manager, recommended to the Board that the Fund retain CAM Limited as sub-investment adviser to manage the Fund’s assets invested in non-U.S. dollar denominated debt securities of non-U.S. issuers and currency transactions, in which the Fund will be permitted to invest a portion of its assets under the proposed new investment objective and policies. Pursuant to the Proposed Subadvisory Agreement, SBFM (and not the Fund) will pay CAM Limited, as a sub-advisory fee, a portion of its advisory fee commensurate with the percentage of the Fund’s assets allocated to CAM Limited to manage. Thus, the retention of CAM Limited as a sub-adviser will not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

The Proposed Subadvisory Agreement for the Fund as approved by the Board is now being submitted for approval by the Fund’s shareholders. If it is approved by the Fund’s shareholders, it will become effective when the new investment objective becomes effective and will remain in effect for an initial two-year term, and will continue in effect from year to year thereafter, subject to approval annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, and also, in either event, approval by a majority of the Independent Directors at a meeting called for the purpose of voting on such approval.

AS DESCRIBED ABOVE, THE SUBADVISORY FEE PAID TO CAM LIMITED PURSUANT TO THE PROPOSED SUBADVISORY AGREEMENT WILL BE PAID BY SBFM AND, ACCORDINGLY, THE RETENTION OF CAM LIMITED WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND’S SHAREHOLDERS.

As noted above, if shareholders approve either Proposal 1(a) or 1(b) but not the other proposal, the manager will continue to manage the Fund according to its current investment objective and policies but will consider other possible courses of action, including liquidating the Fund.

Board Evaluation and Recommendation

In determining whether it was appropriate to approve the Proposed Subadvisory Agreement between SBFM and CAM Limited with respect to the Fund and to recommend approval to shareholders, the Fund’s Board, including the Independent Directors, considered various matters and materials provided by SBFM and CAM Limited. The Board concluded that the retention of CAM Limited would enhance the Fund’s ability to obtain best price and execution on trades in non-U.S. dollar denominated debt securities of non-U.S. issuers. The Board also carefully considered the particular expertise of CAM Limited in managing the types of non-U.S. dollar debt investments of non-U.S. issuers that the Fund will make under its new investment objective and policies, including CAM Limited’s portfolio management and research capabilities. The Board also evaluated the extent of the proposed services to be offered by CAM Limited. In addition, the Board took into account the lack of any anticipated adverse impact to the Fund as a result of the Proposed Subadvisory Agreement, particularly that SBFM will pay CAM Limited and, accordingly, that the retention of CAM Limited will not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process.

Description of Current Investment Advisory and Administration Agreements

SBFM serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, which was most recently approved by the Board of Directors, including a majority of the Independent Directors, on July 14, 2004. Subject to the supervision and direction of the Board of Directors, the manager manages the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The manager pays the salary of any officer and employee who is employed by both it and the Fund. The manager bears all expenses in connection with the performance of its services.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2004 of approximately $111 billion.

The Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund or the manager may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

The Fund pays the manager a fee for investment advisory services computed daily and paid monthly at the annual rate of 0.45% of its daily net assets up to $1 billion and at the annual rate of 0.415% of its average daily net assets in excess of $1 billion. For the fiscal years ended July 31, 2002, 2003 and 2004, the Fund incurred $1,977,538, $2,105,927 and $1,994,850, respectively, in investment advisory fees.

SBFM also serves as administrator to the Fund pursuant to a written agreement (the “Administration Agreement”). As administrator SBFM: (a) assists in supervising all aspects of the Fund’s operations; (b) supplies the Fund with office facilities (which may be in SBFM’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees; (c) provides internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (d) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

The Fund pays the manager a fee for administrative services computed daily and paid monthly at the annual rate of 0.20% of its average daily net assets up to $1 billion and at the annual rate of 0.185% of its average daily net assets in excess of $1 billion. For the fiscal years ended July 31, 2002, 2003 and 2004, the Fund paid SBFM $878,906, $935,967 and $886,600, respectively, in administration fees.

The Fund bears expenses incurred in its operations including taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, shareholders or employees of CGM or the manager; Securities and Exchange Commission (“SEC”) fees and state blue sky notice fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

The Investment Advisory Agreement was last submitted to a vote of the Fund’s shareholders on June 9, 1993 in connection with the purchase by Smith Barney, Harris Upham & Co. Incorporated of certain assets and businesses of Shearson Lehman Brothers Inc.

Board Approval of Investment Advisory Agreement

At its meeting held on July 14, 2004, the Board of Directors considered the continuation of the Fund’s Investment Advisory Agreement between the manager and the Fund for another year. The Board of Directors, including the Independent

Directors, considered the reasonableness of the investment advisory fee with respect to the Fund in light of the extent and quality of the investment advisory services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund, compared the fees charged by the manager to the Fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to the Fund. The Board also considered the performance of the Fund relative to a selected peer group, the Fund’s total expenses in comparison to funds within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager.

In analyzing the expenses incurred by the manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates. The Board also considered the expenses of the Fund in comparison to those of funds within the peer group. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on the benefits of economies of scale to the fund.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement with respect to the Fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

Distribution Arrangements

CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund’s distributor pursuant to a written agreement dated June 5, 2000 (the “Distribution Agreement”). To compensate CGM for the services it provides and for the expenses it bears, the Fund has adopted a services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays CGM a distribution fee with respect to the Class B and Class C shares primarily intended to compensate CGM for its initial expense of paying financial consultants a commission upon sales of those shares. The Class B and Class C distribution fee is calculated at the annual rate of 0.50% and 0.45%, respectively, of the value of the Fund’s average daily net assets attributable to the shares of the respective class.

The following service and distribution fees were incurred during the periods indicated:

Distribution Plan Fees

	Year Ended 7/31/04	Year Ended 7/31/03	Year Ended 7/31/02
Class A	$590,537	$682,059	$684,070
Class B	220,745	302,509	247,066
Class C	97,002	151,028	94,026

CGM will pay for the printing, at the printer’s overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Fund under the Plan.

Description of Proposed Subadvisory Agreement

Under the Proposed Subadvisory Agreement, CAM Limited will serve as sub-adviser to the Fund with respect to such portion of the Fund’s assets as SBFM shall allocate to CAM Limited (the “Designated Portion”), it being contemplated that all of such assets will be invested in non-U.S. dollar denominated debt securities of non-U.S. issuers and in foreign currencies. Subject to the supervision, direction and approval of the Board and SBFM, CAM Limited will manage the Designated Portion of the Fund in accordance with the Fund’s investment objective and policies, make investment decisions for the Designated Portion, place purchase and sale orders for portfolio transactions and employ professional portfolio managers and securities analysts who provide research services to the Fund. In addition, CAM Limited will: (1) furnish SBFM with information concerting transactions and performance as may be mutually agreed upon and meet with SBFM and the Board at such times as they may reasonably request; (2) unless directed by SBFM in writing to the contrary, use its good faith judgment in the best interests of the Fund’s shareholders to vote or abstain from voting proxies with respect to portfolio securities; (3) assist the Fund’s Pricing Committee and SBFM’s Valuation Committee in determining or confirming prices for portfolio securities as requested by such committees; and (4) maintain written policies and procedures that are reasonably designed to prevent violation of the Federal Securities Laws by the Fund as required by Rule 38a-1 under the 1940 Act. CAM Limited is required to exercise its best judgment and act in good faith in rendering these services under the Agreement.

The Proposed Subadvisory Agreement recognizes that the services provided by CAM Limited to the Fund are not exclusive and that CAM Limited may make different actions and investments on behalf of clients who may have a similar mandate. The Proposed Subadvisory Agreement further provides that each party will keep the information obtained under the Agreement confidential unless disclosure is required (a) by applicable law or regulation; (b) as reasonably necessary to establish and maintain trading relationships with counterparties and then only to appropriate departments within such counterparties; (c) to affiliates as reasonably necessary for the performance of the Agreement or fulfillment of management responsibility and oversight functions; or (d) as agreed to in writing by the parties.

SBFM will pay CAM Limited, as full compensation for all services provided under the Proposed Subadvisory Agreement, a portion of the fee (the “Subadvisory Fee”) payable by the Fund to SBFM under the Investment Advisory Agreement. The Subadvisory Fee shall be an amount equal to the fee payable under the Investment Advisory Agreement multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund. Thus, under the Proposed Subadvisory Agreement, SBFM (and not the Fund) will pay CAM Limited a portion of its advisory fee commensurate with the percentage of the Fund’s assets allocated to CAM Limited to manage. The Subadvisory Fee shall be accrued for each calendar day from the commencement of the Proposed Subadvisory Agreement to the date of its termination and shall be paid to CAM Limited by SBFM at such time and for such periods as CAM Limited and SBFM shall agree. CAM Limited will bear all expenses in connection with the performance of its services under the Proposed Subadvisory Agreement.

If Proposals 1(a) and 1(b) are approved by shareholders at the Meeting, the Proposed Subadvisory Agreement shall become effective when the new investment objective becomes effective and will remain in effect for two years from the date thereof and for such successive annual periods thereafter provided each continuance is specifically approved at least annually by (1) the Fund’s Board of Directors or a vote of the holders of the Fund’s outstanding voting securities (as defined in the 1940 Act) and (2) in either event by a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. The Board of the Fund, SBFM or the holders of a majority of the Fund’s outstanding voting securities may terminate the Proposed Subadvisory Agreement on sixty days’ written notice without penalty. The Proposed Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Information about CAM Limited

CAM Limited was incorporated under the laws of England on April 14, 1999. CAM Limited is registered as an investment adviser under the Investment Advisers

Act of 1940, as amended, and is also registered with the Financial Services Authority in England. CAM Limited provides investment advisory services to investment companies and other investment vehicles, banking or thrift institutions, pension and profit sharing plans and governments with total assets under management as of December 31, 2004 of $29 billion. CAM Limited is an indirect, wholly owned subsidiary of Citigroup.

CAM Limited serves as investment adviser or sub-adviser to other registered investment companies managed by SBFM and its affiliates. A list of such other funds with investment objectives and policies similar to those of the Fund, the rate of compensation received by CAM Limited for its services and their total net assets as of December 31, 2004 appears as Appendix B to this Proxy Statement.

The names and principal occupations of the executive officers of CAM Limited are set forth below. Each of the persons listed may be contacted c/o CAM Limited, Citigroup Centre, Canada Square, London E14 5LB, United Kingdom.

Name	Current Position with CAM Limited	Other Current Principal Occupations
John M. Nestor	Chief Executive Officer and Director	Business Head of Citigroup Asset Management Europe

Margaret Adams	Head of Operations	European Management Committee Member

Glen S. Berry	Head of Technology	European Management Committee Member

Linda M. Davies	General Counsel	European Management Committee Member

Glenn Galloway	Finance Officer	European Management Committee Member

Paula D. Marsh	Chief Compliance Officer	European Management Committee Member

Michael P. McElroy	Director and Head of Equity Investment	European Management Committee Member

Richard McNamara	Director

Winifred P.E. Robbins	Head of London Fixed Income	N/A

Ursula Schliessler	Director and Business Manager	European Management Committee Member

Annette Sheridan	Head of Human Resources	European Management Committee Member

Recent Regulatory Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM and the Fund’s transfer agent; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

Required Vote

As noted above, approval of Proposal 1(b) requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED SUBADVISORY AGREEMENT.

ADDITIONAL INFORMATION

Proposals of Shareholders

The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement. The deadline is a reasonable time before the Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

For business to be properly brought before a subsequent meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund no later than sixty days prior to the date of the meeting; provided, however, that if less than seventy days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made. Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual or special meeting, (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business, (iii) the class and number of Shares of the Fund which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business. The timely submission of a notice does not guarantee that it will be acted upon at the meeting because the matter must be a proper subject for action at the meeting.

Shareholders’ Request for Special Meeting

The Board will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund’s outstanding Shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

Other Matters To Come Before the Special Meeting

The Fund does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY TOUCH-TONE TELEPHONE OR FAX OR THROUGH THE INTERNET).

By order of the Board of Directors,

Robert I. Frenkel

Secretary

Dated: February 8, 2005

APPENDIX A

FORM OF SUBADVISORY AGREEMENT

Smith Barney Core Plus Bond Fund Inc.

Citigroup Asset Management Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

Dear Ladies and Gentlemen:

THIS AGREEMENT is made this      day of March, 2005, between Smith Barney Fund Management LLC (the “Manager”) and Citigroup Asset Management Limited (the “Sub-Adviser”).

WHEREAS, the Manager represents that it is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;

WHEREAS, the Manager serves as the investment adviser to Smith Barney Core Plus Bond Fund Inc. (the “Fund”) pursuant to the Transfer and Assumption of Investment Advisory Agreement dated as of November 7, 1994 among Smith Barney Managed Governments Fund Inc., Mutual Management Corp. and the Manager (formerly Smith Barney Mutual Fund Management Inc.) (the “Advisory Agreement”);

WHEREAS, the Fund’s name was changed from “Smith Barney Managed Governments Fund Inc.” to “Smith Barney Core Plus Bond Fund Inc.” by Articles of Amendment to the Articles of Incorporation dated as of                  , 2005;

WHEREAS, the Sub-Adviser represents that it is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

WHEREAS, the Board of Directors of the Fund (the “Board”) and the Manager wish to engage the Sub-Adviser to provide certain investment advisory services for the Fund, and the Sub-Adviser is willing to provide such investment advisory services for the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  Investment Description; Appointment

The Fund and the Manager desire to employ and hereby appoint the Sub-Adviser to act as a sub-investment adviser for such portion of the Fund’s assets as the Manager shall allocate to the Sub-Adviser (the “Designated Portion”), it being contemplated that all of such assets are to be invested in foreign currencies and the non-dollar denominated debt securities of non-U.S. issuers in accordance with the investment objectives, policies and limitations specified in the prospectus (the “Prospectus”) and the statement of additional information (the “Statement”) describing the Fund dated                  , 2005, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board. Copies of the Prospectus and the Statement have been or will be submitted to the Sub-Adviser. The Company agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the Statement to the Sub-Adviser on an on-going basis. Until the Company delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement as previously furnished to the Sub-Adviser. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.  Services as Sub-Adviser

Subject to the supervision, direction and approval of the Board and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of the Designated Portion. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Designated Portion in accordance with the Fund’s investment objective and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Designated Portion; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

In addition, (i) the Sub-Adviser shall furnish the Manager information concerning portfolio transactions and periodic reports concerning transactions and performance of the Designated Portion in such form and with such frequency as may be mutually agreed upon, and the Sub-Adviser agrees to review the Designated Portion and discuss the management of the Designated Portion with the Manager and the Board whenever the Manager or the Board may reasonably request. The Sub-Adviser will meet periodically with the Manager and the Board at such times as may be reasonably requested by the Manager or the Board.

(ii) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or

2

abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.

(iii) The Sub-Adviser shall maintain and preserve such records related to the Fund’s transactions as required under the Investment Company Act of 1940, as amended (the “1940 Act”). The Manager shall maintain and preserve all books and other records not related to the Fund’s transactions as required under the 1940 Act. The Sub-Adviser shall timely furnish to the Manager all information relating to the Sub-Adviser’s services hereunder reasonably requested by the Manager to keep and preserve the books and records of the Fund. The Sub-Adviser shall also furnish to the Manager any other information relating to the assets of the Fund that is required to be filed by the Manager or the Fund with the Securities and Exchange Commission (the “Commission”) or sent to shareholders under the 1940 Act and the rules thereunder. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund copies of any of such records.

(iv) The Sub-Adviser has adopted and implemented and shall maintain written policies and procedures with respect to its services as sub-adviser to the Fund that are reasonably designed to prevent violation of the Federal Securities Laws by the Fund as required by Rule 38a-1 under the 1940 Act. The Sub-Adviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation of the Advisers Act and the rules thereunder as required by Rule 206(4)-7 under the Advisers Act.

(v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, which it has provided to the Fund. The Sub-Adviser has provided a certification to the Board that it has adopted procedures reasonably necessary to prevent Access Persons (as such term is defined in Rule 17j-1) from violating the Sub-Adviser’s Code of Ethics. The Sub-Adviser has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(vi) When engaging in transactions in securities or other assets for the Fund with any adviser to any other fund under common control with the Fund, the Sub-Adviser or any of its “affiliated persons” (as defined in the 1940 Act) will not consult (other than for purposes of complying with Rule 12d3-1(a) and (b) under the 1940 Act) with such other adviser.

(vii) The Sub-Adviser will provide reasonable assistance to the Fund’s Pricing Committee and the Manager’s Valuation Committee in determining or confirming, consistent with the procedures and policies stated in the Prospectus and Statement,

3

the value of any portfolio securities or other assets of the Fund for which the Fund’s Pricing Committee or the Manager’s Valuation Committee seek assistance from or identify for review by the Sub-Adviser.

(viii) The Fund understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Fund has no objection to the Sub-Adviser’s so acting, provided that whenever the Fund and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

3.  Brokerage

In selecting brokers or dealers (including, if permitted by applicable law, Citigroup Global Markets Inc. or any other broker or dealer affiliated with the Manager or the Sub-Adviser) to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and/or other

4

accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

4.  Information Provided to the Fund and the Manager

The Sub-Adviser shall keep the Fund and the Manager informed of developments materially affecting the Fund’s holdings, and shall, on its own initiative, furnish the Fund and the Manager from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. In addition, the Sub-Adviser shall supply all such information to the Board as the Board may request to enable the Board to review this Agreement consistent with Sections 15 and 36 of the 1940 Act.

5.  Compensation

In consideration of the services rendered pursuant to this Agreement, the Manager, from its fee from the Fund, will pay the Sub-Adviser a portion of the fee (such portion herein referred to as the “Subadvisory Fee”) payable to the Manager under the Advisory Agreement. The Subadvisory Fee shall be an amount equal to the fee payable under the Advisory Agreement multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund. The Subadvisory Fee shall be accrued for each calendar day in the period commencing as of the date first above written and ending on the date on which this Agreement terminates. The sum of the daily Subadvisory Fee accruals shall be paid to the Sub-Adviser by the Manager at such times and for such periods as the Sub-Adviser and the Manager shall agree. The Sub-Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to the Manager for payment of fees due. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

6.  Expenses

The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Fund’s legal existence and shareholder relations. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Manager under the Advisory Agreement are borne by the Fund.

5

7.  Standard of Care

The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Fund or to the shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement. No guarantee or assurance is given that any investment objectives or strategies can be met. The Sub-Adviser acts for a number of clients and the actions and investments that it makes on behalf of such clients who may have a similar mandate may vary or be different from those decisions and investments made on behalf of the Manager or the Fund.

8.  Term of Agreement

This Agreement shall become effective as of the day and year first above written (the “Effective Date”) and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice by the Manager or by the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Fund, or upon 60 days’ written notice by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

9.  Notices

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other parties at such address as such other parties may designate for the receipt of such notice. Until further notice to the other parties, it is agreed that the address of each party is as follows:

(a)  To the Manager:

Smith Barney Fund Management LLC

399 Park Avenue

New York, NY 10022

6

(b)  To the Sub-Adviser:

Citigroup Asset Management Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

12.  Representations

Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

13.  Upon request, reports and communications may be sent to the Manager via electronic mail or through an internet based system. Both parties acknowledge the risks of interception, breach of confidentiality and alteration among others inherent in the use of electronic mail and the internet. Neither party will hold the other responsible for such risks or loss or damage arising therefrom.

14.  Confidentiality and Data Protection

All information obtained pursuant to this Agreement shall be treated as confidential and shall not be disclosed to any other party unless the disclosure is made by either party to this Agreement (i) as required by applicable law or regulation; (ii) as reasonably necessary to establish and maintain trading relationships with counterparties for the Manager or the Fund provided such disclosure is limited to appropriate departments only within such counterparties; (iii) to such party’s affiliates as reasonably necessary for the performance of the Agreement or fulfillment of management responsibility and oversight functions; or (iv) as agreed to in writing by the parties hereto.

Within the limits set forth in the immediately preceding paragraph, the Sub-Adviser may use, store, transfer or otherwise process information about the Manager, the Fund or its employees, agents or representatives for the purpose of fulfilling the Sub-Adviser’s obligations under this Agreement, to comply with record keeping obligations, and as reasonably necessary for management of the client relationship. This may include transfer of data to affiliates (including outside of the European Union). The Manager for itself and on behalf of the Fund freely consents to the foregoing on behalf of itself and its employees, agents and representatives.

Telephone conversations between the Manager and the Sub-Adviser and the Manager and the Sub-Adviser and the Fund or the Fund’s custodian or other agents of the Fund may be recorded.

7

15.  Force Majeure

In the event of any failure, interruption or delay in the performance of a party’s obligations under this Agreement resulting from acts, events or circumstances not reasonably within that party’s control, including but not limited to industrial disputes, acts or regulations of any governmental or supranational bodies or authorities or securities exchanges or the breakdown, failure or malfunction of any telecommunications or computer service, that party shall not be liable or have any responsibility of any kind, for any loss or damage thereby incurred or suffered by the other party.

16.  Miscellaneous

This Agreement is not intended expressly or impliedly to confer any benefits on any third parties generally or under the United Kingdom Contracts (Rights of Third Parties) Act 1999.

17.  Governing Law

This Agreement is being made pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to principles of conflict of laws.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours,

SMITH BARNEY FUND MANAGEMENT LLC

By:
Name:
Title:

Accepted:

CITIGROUP ASSET MANAGEMENT LIMITED

By:
Name:
Title:

8

APPENDIX B

FUNDS WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES

FOR WHICH CAM LIMITED SERVES AS

INVESTMENT ADVISER OR SUB-ADVISER

Name of Fund	Rate of Compensation Payable to CAM Limited	Total Net Assets at December 31, 2004
Salomon Brothers Global High Income Fund Inc. (closed-end investment company)	An amount equal to the fee payable under the Management Contract between the Fund and Salomon Brothers Asset Management Inc (“SaBAM”) of 0.85% of the Fund’s average daily net assets multiplied by the current value of the net assets of the designated portion of the Fund allocated to CAM Limited and divided by the current value of the net assets of the Fund	$464,812,548

Greenwich Street Series Fund –Diversified Strategic Income Fund	0.15% of average daily net assets	$100,304,330

Smith Barney Income Funds – Diversified Strategic Income Fund	0.10% of average daily net assets	$1,158,005,810

Salomon Brothers Series Funds Inc. –Strategic Bond Fund	An amount equal to the fee payable under the Management Contract between the Fund and SaBAM of 0.75% of the Fund’s average daily net assets multiplied by the current value of the net assets of the designated portion of the Fund allocated to CAM Limited and divided by the current value of the net assets of the Fund	$190,273,803

Name of Fund	Rate of Compensation Payable to CAM Limited	Total Net Assets at December 31, 2004

Salomon Brothers Variable Series Fund Inc. –Salomon Brothers Variable Strategic Bond Fund	An amount equal to the fee payable under the Management Contract between the Fund and SaBAM of 0.75% of the Fund’s average daily net assets multiplied by the current value of the net assets of the designated portion of the Fund allocated to CAM Limited and divided by the current value of the net assets of the Fund	$102,738,817

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SMITH BARNEY MANAGED GOVERNMENTS FUND INC.	SPECIAL MEETING OF SHAREHOLDERS: MARCH 11, 2005 AT 10:00 A.M. PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Smith Barney Managed Governments Fund Inc. (the “Fund”) hereby appoints R. Jay Gerken, Andrew B. Shoup, James Giallanza, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10048 on March 11, 2005 at 10:00 A.M., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 26, 2005 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

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Date: , 2005

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This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

	FOR	AGAINST	ABSTAIN
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